©2022 FHLB Cincinnati. All rights reserved. Welcome 2022 FHLB Cincinnati Annual Stockholder Meeting May 5, 2022

©2022 FHLB Cincinnati. All rights reserved. A Strong and Resilient Partnership with Members J. Lynn Anderson Chair, FHLB Cincinnati Board of Directors

©2022 FHLB Cinc innati. All rights reserved. Disclaimer This presentation may contain forward-looking statements that are subject to risks and uncertainties that could affect the FHLB’s financial condition and results of operations. These include, but are not limited to, the effects of economic and financial conditions, legislative or regulatory developments concerning the FHLB System, financial pressures affecting other FHLBanks, competitive forces, and other risks detailed from time to time in the FHLB’s annual report on Form 10-K and other filings with the Securities and Exchange Commission. The forward-looking statements speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and the FHLB undertakes no obligation to update any such statements. 2

©2022 FHLB Cinc innati. All rights reserved. Providing Service Safely in a Challenging Environment 3 • Hybrid Work Environment • Mortgage Purchase Program (MPP) Accommodations • Continuous Board and Management Strategic Planning and Testing

©2022 FHLB Cinc innati. All rights reserved. A Strong Partnership for Housing and Community Investment 4

©2022 FHLB Cinc innati. All rights reserved. Trusted Partners-Your Board of Directors • Voluntary Housing Programs: • Disaster Reconstruction Program • Carol M. Peterson Housing Fund • Council of FHLBanks addresses regulatory and legislative matters • Fifth District engagement 5

©2022 FHLB Cinc innati. All rights reserved. Trusted Partners – Your 2022 Board of Directors 6 * Public Interest Director Brady Burt Mike Pell Bob Lameier Kathy Rogers Jim Vance Vice Chair Jonathan Welty J. Wade Berry Greg Caudill Jim England Sammy Stuard Member Directors Ohio Kentucky Tennessee Independent Directors J. Lynn Anderson * Chair Kristin Darby Lewis Diaz * Danny Herron * Don Mullineaux L. Scott Spivey Nancy Uridil

Looking Forward: The 2022 Director Election

- On June 17, Survey & Ballot Systems (SBS) will email your designated Primary Contact with your unique credentials and a link to your online nominating ballot and election materials.
- To ensure that you receive FHLB Election nominating and voting emails from SBS, please add the following address to your email contacts list as an approved sender from FHLBank Election Coordinator, noreply@directvote.net.
- Director Elections electronic voting information will also be communicated through a Member NewsLine and to your Members Only inbox.
- If you have questions, or to opt-out of electronic voting, contact Melissa Dallas or Kevin Hanrahan at DirectorElection2022@fhlbcin.com. Opt-out deadline is June 1.

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©2022 FHLB Cincinnati. All rights reserved.

FHLB CINCINNATI

©2022 FHLB Cincinnati. All rights reserved. Remaining Strong in Challenging Environments Andrew Howell President and CEO, FHLB Cincinnati

©2022 FHLB Cinc innati. All rights reserved. FHLB Cincinnati: Remaining Strong in Challenging Environments • Government Response to the Pandemic • Historic Deposit Levels and Advances • Loan Demand and the Housing Market • Financial Performance • Legislative Landscape • Looking Forward 9

©2022 FHLB Cinc innati. All rights reserved. Government Response to the Pandemic March 6, 2020 Coronavirus Preparedness and Response Supplemental Appropriations Act $8.3 Billion 10 March 27, 2020 CARES Act $2.2 Trillion March 18, 2020 Families First Coronavirus Response Act $104 Billion December 27, 2020 Consolidated Appropriations Act (COVID Portion) $900 Billion March 11, 2021 American Rescue Plan Act of 2021 $1.9 Trillion November 15, 2021 Infrastructure Investment and Jobs Act $1.2 Trillion Cumulative: $6.3 Trillion

©2022 FHLB Cinc innati. All rights reserved. Historic Increase, Money Supply in Circulation 11 $0 $5 $10 $15 $20 $25 1960 1964 1968 1972 1976 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 2020 $Trillions M1 and M2 Money Supply M1: Coins and currency in circulation; demand deposits; other liquid deposits M2: M1 plus all other deposits Source: St. Louis Federal Reserve

©2022 FHLB Cinc innati. All rights reserved. Deposits Boosted by Government Payments and Business Lending 12 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Loans and Deposits in Fifth District, excluding JPM ($ in billions) Deposits $151 B $393 B $255 B $318 B $367 B Loans Source: Call Report Data; current bank/thrift members, excluding JPMorgan Chase

©2022 FHLB Cinc innati. All rights reserved. Loan and Deposit Growth by Asset Class Y/E 2019 – Y/E 2021; Current Member Banks and Thrifts 13 14% 34% Loans Deposits <$1 Billion Assets 8% 32% Loans Deposits $1 - 10 Billion Assets 14% 37% Loans Deposits >$10 Billion Assets (excludes JP Morgan) Y/E 2019 Y/E 2021 Change Loans $51.4 $58.7 $7.3 Deposits $62.6 $84.1 $21.5 Gap ($11.2) ($25.4) ($14.3) Y/E 2019 Y/E 2021 Change Loans $667.5 $759.9 $92.4 Deposits $796.1 $1,091.7 $295.6 Gap ($128.5) ($331.8) ($203.2) Y/E 2019 Y/E 2021 Change Loans $88.7 $96.0 $7.3 Deposits $99.7 $131.5 $31.7 Gap ($11.1) ($35.5) ($24.4) Source: Call Report Data; current bank/thrift members, excluding JPMorgan Chase

©2022 FHLB Cinc innati. All rights reserved. Loan to Deposit Ratios Domestically Chartered U.S. Commercial Banks 14 50% 60% 70% 80% 90% 100% 110% Pre-Pandemic Low – 67.2% Maximum: 105.9% May 2008 Minimum: 58.9% Jan 2022 Source: St. Louis Federal Reserve

©2022 FHLB Cinc innati. All rights reserved. Advances and the Impact of Government Stimulus 15 Sources: Office of Finance and FHLB Cincinnati Note: System Balance is Book Value; Cincinnati Balance is Principal Value 640.7 875.1 928.6 631.2 478.6 418.2 425.8 498.6 570.7 634.0 705.2 731.5 728.8 641.5 806.9 557.5 479.0 422.6 399.1 370.4 350.0 351.3 41.9 53.0 52.8 35.1 29.5 27.8 53.6 65.1 70.3 73.2 69.9 70.0 54.9 47.3 79.9 48.4 26.6 25.0 24.2 23.4 22.6 23.0 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 F H L B C in ci n n a ti F H L B S y st e m Member Advances ($ Billions) System Cincinnati Federal Reserve Intervention: TARP, Quantitative Easings Federal Stimulus Money

©2022 FHLB Cinc innati. All rights reserved. Mortgage Originations Shift to Purchasing as Rates Rise 16 30% 61% 53% 68% 54% 36% 40% 69% 81%70% 39% 47% 32% 46% 64% 60% 31% 19% 2012 2014 2016 2018 2019 2020 2021 Est. 2022 Proj 2023 Proj % of Annual Mortgage Originations Purchase Refinancing Source: Freddie Mac Economic and Housing Market Outlook $2,122 $1,351 $2,125 $1,700 $2,433 $4,441 $4,756 $3,055 $2,757 5.11%* 2.79%* 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2012 2014 2016 2018 2019 2020 2021 Est. 2022 Proj. 2023 Proj. Total Annual Mortgage Originations ($B) Originations 30 Year Fixed Mortgage Rate (Avg.) 10 Year Treasury Yield (Avg.) * 30 Year Mortgage and 10 Year Treasury Yield Rates for 2022 reflect rates as of April 27, 2022

©2022 FHLB Cinc innati. All rights reserved. Mortgage Purchase Program (MPP) – Purchases and Repayments 17 $2.3 $1.2 $2.8 $1.7 $1.9 $2.6 $2.6 $1.7 $2.7 $1.1 $1.7 $1.2 $1.1 $1.9 $4.3 $3.6 2012 2014 2016 2017 2018 2019 2020 2021 MPP Loan Principal: Purchases and Payments $ Billions Purchases Principal Payments Source: FHLB Cincinnati

©2022 FHLB Cinc innati. All rights reserved.18 FHLB Cincinnati: Mission-Related Activity and Investments $69.9 $70.0 $54.9 $47.3 $25.0 $23.0 $17.5 $14.7 $14.8 $16.2 $28.8 $34.6 $8.9 $9.5 $10.3 $11.0 $9.3 $7.4 $25.3 $27.1 $33.6 $34.4 $27.0 $29.4 $0 $20 $40 $60 $80 $100 $120 $140 Y/E 2016 Y/E 2017 Y/E 2018 Y/E 2019 Y/E 2020 Y/E 2021 $ Billions Advances (Principal) Letters of Credit (Notional Principal) Mortgage Purchase Program (Principal) Investments (Book Value) 2016 2017 2018 2019 2020 2021 Total Assets ($B) $104.6 $106.9 $99.2 $93.5 $65.3 $60.6 Primary Mission Asset Ratio (Advances and MPP as % of Consolidated Obligations) 78% 81% 76% 69% 75% 69% With the growth of Public Unit Deposits, members utilized Letters of Credit Source: FHLB Cincinnati

©2022 FHLB Cinc innati. All rights reserved. FHLB Cincinnati: Net Income 19 $268 $314 $339 $276 $276 $42 $0 $50 $100 $150 $200 $250 $300 $350 $400 Y/E 2016 Y/E 2017 Y/E 2018 Y/E 2019 Y/E 2020 Y/E 2021 Net Income ($ Millions) 2016 2017 2018 2019 2020 2021 Operating Expense ($M) $64 $61 $66 $68 $71 $71 Weighted Avg. Dividend Rate 4.00% 5.00% 5.88% 5.05% 2.23% 2.00% Average Short-Term Interest Rates* 0.57% 1.13% 2.07% 2.24% 0.51% 0.12% Spread to Average Short-Term Interest Rates 3.43% 3.87% 3.81% 2.81% 1.72% 1.88% ROAA ROAE 2016 0.25% 5.35% 2017 0.31% 6.15% 2018 0.32% 6.29% 2019 0.28% 5.65% 2020 0.31% 5.78% 2021 0.07% 1.08% *Average short-term interest rates consist of 3-month LIBOR and the Federal funds effective rate. Source: FHLB Cincinnati

©2022 FHLB Cinc innati. All rights reserved. FHLB Cincinnati: Capital Activity 20 $4,157 $4,241 $4,320 $3,367 $2,641 $2,490 $574 $617 $632 $648 $803 $783 $260 $323 $391 $446 $501 $510 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 2016 2017 2018 2019 2020 2021 $ Millions Capital Stock Retained Earnings-Unrestricted Retained Earnings-Restricted 2016 2017 2018 2019 2020 2021 Total Retained Earnings ($Millions) $834 $940 $1,023 $1,094 $1,304 $1,293 Excess Stock ($M) $347 $391 $1,015 $37 $228 $426 Retained Earnings as % of Capital 16.8% 18.2% 19.2% 24.6% 33.2% 34.1% Capital-to-Assets Ratio: Regulatory 4.80% 4.88% 5.41% 4.79% 6.07% 6.28% Restricted Retained Earnings as % of Consolidated Obligations 0.27% 0.32% 0.42% 0.51% 0.84% 0.94% Source: FHLB Cincinnati

©2022 FHLB Cinc innati. All rights reserved. FHLB Fifth District Leadership and Key Congressional Committees Ohio • Former Rep. Marcia Fudge: Secretary of Housing & Urban Development • Sen. Sherrod Brown (D-OH): Chair, Banking, Housing & Urban Affairs Committee • Rep. Joyce Beatty (OH-3): Member, House Financial Services Committee (HFSC); Chair, Diversity & Inclusion Subcommittee; Vice-Chair, Congressional Black Caucus • Rep. Anthony Gonzalez (OH-16): Member, HFSC; Vice-Ranking Member, Diversity & Inclusion Subcommittee; retiring at year-end 2022 • Rep. Warren Davidson (OH-8): Member, HFSC Kentucky • Sen. Mitch McConnell (R-KY): Senate Minority Leader • Rep. Andy Barr (KY-6): HFSC; Ranking Member, National Security, International Development & Monetary Policy Subcommittee Tennessee • Sen. Bill Hagerty (R-TN): Member, Banking Housing & Urban Affairs Committee; Ranking Member, National Security and International Trade and Finance Subcommittee • Rep. David Kustoff (TN-8): Member, HFSC • Rep. John Rose (TN-6): Member, HFSC 21

Legislative Landscape

Dominating Themes: 2022 Midterm Elections and Russian/Ukrainian Conflict

- Midterms = rush to pass spending measures by the majority before mid-terms. FHLB Impact:
  - FHLB Mission Implementation Act in play with new spending bills or year-end appropriations

Conflict = rush to pass America COMPETES bill, FHLB Impact:

- SAFE Banking Act, preventing penalties for doing business with legitimate cannabis companies
- Bipartisan aid to Ukraine, and support for domestic high-tech manufacturing. Opportunities for regional economic growth and increased consumer demand, supported by FHLB products and services.

State Legislative Update

- Kentucky Insurance Parity bill signed into law, March 30, 2022, bringing all three FHLB Cincinnati states under the same regulatory collateral valuation regime.

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©2022 FHLB Cincinnati. All rights reserved.

FHLB CINCINNATI

©2022 FHLB Cinc innati. All rights reserved. Looking Forward: Our Highest Priorities • Stability and Resilience • Continuous Improvement • Invest in Infrastructure and Staff • Enhanced Member engagement & interaction • Support programs for members and communities served 23

©2022 FHLB Cincinnati. All rights reserved. Member Services: An Evolving Environment R. Kyle Lawler Executive VP and Chief Business Officer, FHLB Cincinnati

©2022 FHLB Cinc innati. All rights reserved. Membership Composition Continues to Evolve 25 338 76 142 55 7 2021 – 618 Members Membership Changes, 2011 to 2021: Commercial Banks: -132 Savings Banks/Thrifts: -43 Credit Unions: +25 Insurance Companies: +23 CDFIs: +4 Total Members: -123470 119 117 32 3 CDFI 2011 – 741 Members Source: FHLB Cincinnati

©2022 FHLB Cinc innati. All rights reserved. The Base of Business Remains Stable in the Fifth District 26 $1,440 $1,564 $1,548 $1,579 $1,715 $1,946 $2,133 699 687 660 646 640 628 618 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 600 620 640 660 680 700 720 740 2015 2016 2017 2018 2019 2020 2021 Member Assets ($ Billions)* Number of Member Stockholders at Year-End Member Assets ($B) # Members Source: S&P Market Intelligence; current membership; * assets exclude JPMorgan Chase Avg. member size: $2.1 billion Avg. member size: $3.5 billion

©2022 FHLB Cinc innati. All rights reserved. 86% 3% 11% Y/E 2011 Member Advance Composition by Charter Type 27 50%6% 44% Y/E 2021 Member Advance Balances by Charter Type $ in Billions Charter Type Y/E 2011 Y/E 2021 Banks/Thrifts $19.9 $11.5 Credit Unions $0.6 $1.3 Insurance Companies $2.6 $10.1 Total $23.1 $22.9 Percentage of Total Member Advances Source: FHLB Cincinnati

©2022 FHLB Cinc innati. All rights reserved. Mortgage Purchase Program (MPP) Activity 28 Annual Activity 2016 2017 2018 2019 2020 2021 # Mandatory Delivery Contracts (MDCs) 5,141 3,562 3,741 4,759 7,191 3,922 # Sellers 101 92 89 80 82 63 LRA Additions ($ Millions) $34 $21 $25 $30 $29 $20 Source: FHLB Cincinnati

©2022 FHLB Cinc innati. All rights reserved. Trusted Partners - Mission Asset Activities 29 77% 79% 82% 80% 76% 72% 50% 55% 60% 65% 70% 75% 80% 85% 2016 2017 2018 2019 2020 2021 Percent of Members Participating in at least one Mission Asset Program Source: FHLB Cincinnati

©2022 FHLB Cinc innati. All rights reserved. Effective April 18th, the Board voted to: • Reduce the percentage of assets required to be held as Membership Stock • Reduce the percentage of minimum required shares in the calculation of protected excess stock from 10% to 0% • Reduce the absolute dollar amount of protected excess stock from $3.0 million to $0 FHLB Cincinnati Capital Plan Changes 30 Total Assets of Member ($Billions) Previous Percentage for Membership Stock Allocation NEW Percentage for Membership Stock Allocation $0 - $25 0.10% 0.08 % Greater than $25 to $50 0.08% 0.06 % Greater than $50 to $75 0.06% 0.04 % Greater than $75 to $100 0.04% 0.03 % Greater than $100 0.03% 0.02%

©2022 FHLB Cinc innati. All rights reserved. Continuous Improvement in Providing Member Services • Email (instead of regular mail): • Reminder notifications for upcoming CMA/REPO line expirations • Delivery of Letters of Credit • Notifications by email or text regarding upcoming Letter of Credit expirations • Members enable this notification on Members Only • Modernizing the Member Experience (MME) Initiative 31

©2022 FHLB Cinc innati. All rights reserved. “Member Centric” Strategic Initiatives • Member Advisory Panel (MAP) • Modernize Member Experience (MME) • “Ethos” – Building a Unified Data and Analytics Warehouse • LIBOR Transition 32

©2022 FHLB Cinc innati. All rights reserved. FHLB Member Meetings and Facilitations in a Virtual World During 2021, we provided educational opportunities for members through facilitations, webinars and meetings in both in-person and remote environments: In-Person Sessions: • Financial Management Conference • MPP User Group Meeting (both in-person and remote attendance) Remote Meetings and Webinars: • Regional Shareholder Meeting • Winter Facilitation with Darling Consulting Group 33

The 2022 Financial Management Conference

- August 16-17, 2022
- Cincinnati, OH
- Subjects Will Include:
  - Economic Update
  - Asset Liability Management Strategies
  - Technology Trends
  - Future Business Strategies
- Cincinnati Reds Game vs. Philadelphia Phillies


ready
for liftoff
innovative strategies
to elevate earnings
FHLB
CINCINNATI
Financial Management Conference • August 16-17, 2022 • Cincinnati, OH

FHLB CINCINNATI

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©2022 FHLB Cincinnati. All rights reserved.